EXHIBIT 10.43


                               AMENDMENT TO LEASE



This Amendment, with an effective date of January 1, 1999, modifies the Lease entered into June 1, 1987, as previously amended from time to time by and between Gallup & Hall Partnership with offices at 730 Milford Road, Merrimack, New Hampshire (Landlord) and PC Connection, Inc., a Delaware corporation with offices at 730 Milford Road, Merrimack, New Hampshire (Tenant) for premises known as the Christmas Trees Inn, situated on Route 10 in Marlow, New Hampshire, as follows:

Item     Sec.     Amend or Replace the Indicated Lease Section as follows:
----     ----     --------------------------------------------------------

1.       3        Delete and replace with: "Tenant shall pay as rent to the
                  Landlord, the sum of $500.00 per month, payable in advance, during the term of this Lease."


All other provisions of the Lease shall continue in full force and effect.


Agreed:                           Gallup & Hall, LLP



                                  By:  /s/
                                       ------------------------------------
                                       Patricia Gallup, Partner


                                  PC Connection, Inc.

                                  By:  /s/
                                       ------------------------------------
                                       Wayne Wilson, President